Exhibit 10(b)

                         FOURTH AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT



               THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Fourth Amendment") is made as of the 7th day of December, 2004, by and between CULP, INC., a North Carolina corporation (together with its successors and permitted assigns, the "Borrower") and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly, Wachovia Bank, N.A.), a national banking association, as Agent and as a Bank (together with its endorsees, successors and assigns, the "Bank").

                                   BACKGROUND

               The Borrower and the Bank entered into an Amended and Restated Credit Agreement, dated as of August 23, 2002, as amended by Second Amendment to Amended and Restated Credit Agreement (the "Second Amendment"), dated as of June 3, 2003, and by Third Amendment to Amended and Restated Credit Agreement (the "Third Amendment"), dated as of August 23, 2004 (it being acknowledged by the parties hereto that the proposed First Amendment to Amended and Restated Credit Agreement, which had been under discussion in March 2003, was never executed by the parties and is of no force or effect; otherwise, such agreement, as amended by the Second Amendment and Third Amendment and as it may be further amended, restated, supplemented and/or modified, shall be referred to herein as the "Credit Agreement"). Terms used herein and not herein defined shall have the meanings given to them in the Credit Agreement.

               The Borrower has now requested certain other amendments to the provisions of the Credit Agreement, which the Bank is willing to accommodate subject to the terms, provisions and conditions set forth in this Fourth Amendment.

               NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank hereby agree as follows:

               1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

               (a) The aggregate amount of the Commitment of the Bank and the aggregate amount of the Total Commitments, each as set forth on page 61 of the Credit Agreement, are hereby reduced from $15,000,000.00 to $10,000,000.00.

               (b) Section 5.21 of the Credit Agreement is hereby deleted in its entirety without any replacement therefor.

               (c) Section 5.24 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               SECTION 5.24. Capital Expenditures. Capital Expenditures will not exceed (i) for the Fiscal Year 2003, $14,000,000; (ii) for Fiscal Years 2002 and 2004, 50% of the Depreciation incurred for Fiscal Year 2004, and (iii) for the Fiscal Year 2005, $16,000,000.

               (d) A new Section 5.26 is hereby added to the Credit Agreement, which section shall read as follows:

               SECTION 5.26. Liquidity Requirement. The Borrower will maintain with the Bank at all times collected deposit balances of not less than $4,000,000.00 (none of which has been borrowed hereunder).

               2.   Further   Assurances.   The   Borrower   will  execute  such
confirmatory instruments, if any, with respect to the Credit Agreement and this Fourth Amendment as the Bank may reasonably request.

               3. Ratification by Borrower. The Borrower ratifies and confirms all of its representations, warranties, covenants, liabilities and obligations under the Credit Agreement (except as expressly modified by this Fourth
Amendment)  and agrees  that:  (i) except as  expressly  modified by this Fourth
Amendment, the Credit Agreement continues in full force and effect as if set forth specifically herein; and (ii) the Borrower has no right of setoff, counterclaim or defense to payment of its obligations under the Credit Agreement. The Borrower and the Bank agree that this Fourth Amendment shall not be construed as an agreement to extinguish the Borrower's obligations under the Credit Agreement or the Notes and shall not constitute a novation as to the obligations of the Borrower under the Credit Agreement or the Notes. The Bank hereby expressly reserves all rights and remedies it may have against all parties who may be or may hereafter become secondarily liable for the repayment of the obligations under the Credit Agreement or the Notes.

               4. Amendments. This Fourth Amendment may not itself be amended, changed, modified, altered, or terminated without in each instance the prior written consent of the Bank. This Fourth Amendment shall be construed in accordance with and governed by the laws of the State of North Carolina.

               5. Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

               6. Credit Agreement Modification Fee. The Borrower shall pay to the Bank on the date this Fourth Amendment is executed, an amendment fee equal to $7,500.00, which fee, once paid, shall be fully earned and non-refundable.

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

               7. Bank's Expenses. In accordance with Section 9.03 of the Credit Agreement, Borrower hereby acknowledges and agrees to pay all reasonable out-of-pocket expenses incurred by the Bank in connection with the preparation of this Fourth Amendment, including without limitation reasonable attorneys' fees.



                            [Signature Page Follows]


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



               IN WITNESS WHEREOF, this Fourth Amendment has been duly executed under seal by Borrower and Bank as of the day and year first above written.


                                   BORROWER:


                                   CULP, INC.


                                   By: /s/ Kenneth R. Bowling
                                   ----------------------------------------
                                   Name: Kenneth R. Bowling
                                   Title: Vice President-Finance, Treasurer

ATTEST:

/s/ Kathy J. Hardy
------------------
Secretary

[Corporate Seal]





                                   BANK:

                                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as Agent and as Bank


                                   By: /s/ Peter T. Callahan
                                   ----------------------------------------
                                   Name: Peter T. Callahan
                                   Title: Senior Vice President

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